UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2017

Tandem Diabetes Care, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36189	20-4327508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11045 Roselle Street, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 366-6900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⌧

Item 3.03 Material Modification of Rights of Security Holders

As previously announced in our Current Report on Form 8-K filed on September 7, 2017, at a Special Meeting of Stockholders held on September 7, 2017, our stockholders approved an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio not less than 1-for-8 and not greater than 1-for-12, with the exact ratio to be set within that range by our board of directors.  On October 4, 2017, our board of directors approved the reverse stock split at a ratio of 1-for-10.  On October 9, 2017, we filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation, or the Certificate of Amendment, with the Secretary of State of the State of Delaware to effect the reverse stock split.

As a result of the reverse stock split, every ten shares of our common stock will be automatically reclassified and converted into one issued and outstanding share of common stock. No fractional shares will be issued as a result of the reverse stock split. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

Commencing on October 10, 2017, trading of our common stock will continue on The NASDAQ Global Market on a reverse stock split-adjusted basis. The trading symbol will remain “TNDM.”

The foregoing summary of the terms of the Certificate of Amendment does not purport to be a complete, and is qualified in its entirety by reference to the Certificate of Amendment which is filed as Exhibit 3.1 to this Current Report, which is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 of this Current Report is incorporated by reference herein.

Item 8.01 Other Events.

On October 9, 2017, the Company issued a press release announcing the reverse stock split. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits.
Number	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Tandem Diabetes Care, Inc.
99.1	Press Release of Tandem Diabetes Care, Inc. dated October 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tandem Diabetes Care, Inc.

By:	/s/ David B. Berger
David B. Berger
Executive Vice President, General Counsel and Secretary

Date:  October 10, 2017

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